Exhibit 99.3

                     FIRST AMENDMENT TO CREDIT AGREEMENT

      THIS FIRST AMENDMENT TO CREDIT AGREEMENT (the "AMENDMENT"), dated as of December 18, 2003, (the "EFFECTIVE DATE"), is made by and among SUNSTONE GOLF RESORT, INC., a Florida corporation ("SGR"), AMERICAN LEISURE MARKETING & TECHNOLOGY, INC., a Florida corporation ("ALMT"), ADVANTAGE PROFESSIONAL MANAGEMENT GROUP INC., a Florida corporation ("APMG"), AND CARIBBEAN LEISURE MARKETING LIMITED, an Antiguan limited company ("CLM"), CASTLECHART LIMITED, a United Kingdom private limited company ("CC") and AMERICAN LEISURE HOLDINGS, INC., a Nevada corporation ("ALHI") together with SGR, ALMT, APMG, CLM and CC collectively referred to herein as the "BORROWERS" and individually as a "BORROWER"), MALCOLM WRIGHT, an individual (the "Guarantor") and STANFORD VENTURE CAPITAL HOLDINGS, INC. (the "LENDER"). All other capitalized terms used in this Amendment and not otherwise defined have the meanings set forth in that certain Credit Agreement dated as of December 18, 2003 (the "AGREEMENT").


                             W I T N E S S E T H
                             -------------------

      WHEREAS, the Borrowers, Guarantor and Lender (collectively the "Parties") wish to amend the Agreement; and

      WHEREAS, Leisure Share International, Ltd., a United Kingdom limited company ("LSI") is not in good standing, but had previously executed the --- Agreement, and as a result the Parties wish to substitute LSI with CC; and

      WHEREAS, the Parties wish to make the requirement that APMG and SGR provide a copy of the Environmental Reports, certified to Lender with respect to the Property, a precondition for the New Mortgage Closing Date.

      NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements set forth herein, and other good and valuable consideration exchanged between the parties, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


                                   AMENDMENT

1. JOINDER AND ACCEPTANCE. In substitution of LSI, CC joins in, agrees and covenants to be legally bound by the provisions of the following agreements dated as of December 18, 2003 (collectively the "Amendment Documents"):

      (a)   The Agreement;
      (b)   Warrant Purchase Agreement by and between ALHI and Lender;
      (c)   Registration  Rights  Agreement by and between ALHI and Lender;
      (d)   Stock Pledge Agreement by and among ALHI, LSI and Lender;
      (e) Guarantee of Malcolm J. Wright in favor of Lender in connection with the Note;
      (f)   Security Agreement by and among CLM and ALMT and Lender.

2. PLEDGE OF CLM SHARES. CC acknowledges its obligation, as the beneficial owner of all of the outstanding and issued capital stock of CLM, to pledge and deliver all the issued and outstanding capital stock of CLM in accordance with the provisions of the Stock Pledge Agreement.

3. REPRESENTATION OF CC. CC hereby represents and warrants that it is duly incorporated, validly existing, and in good standing under the laws of the United Kingdom and is duly qualified or licensed to transact business in all places where such qualification or license is necessary. CC has the corporate power to make and perform this Amendment and the each of Amendment Documents. When duly executed and delivered for value this
      Amendment and each of Amendment Documents, will constitute the legal, valid and binding obligations of CC enforceable in accordance with their respective terms. CC has the corporate power to make and perform this Amendment and each of the Amendment Documents, and this Agreement does, and the Amendment Documents when duly executed and delivered for value will, constitute the legal, valid and binding obligations of CC enforceable in accordance with their respective terms.

4. ENVIRONMENTAL REPORTS. The following provision is hereby added to the Agreement as Section 6.11(j):

            (j)Environmental Reports. APMG and SGR shall provide a copy of the Environmental Reports, certified to Lender with respect to the Property.



                      [SIGNATURES BEGIN ON FOLLOWING PAGE]

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be effective on the date first written above.

                                          "BORROWER"


                                          SUNSTONE GOLF RESORT, INC.
                                          a Florida corporation
------------------------------
(Signature of Witness)
                                          By:
                                             ---------------------------------
                                          Name:
------------------------------                  ------------------------------
(Printed Name of Witness)                 Address:
                                                  ----------------------------
                                                  ----------------------------
                                                  ----------------------------


                                          AMERICAN    LEISURE    MARKETING   &
                                          TECHNOLOGY, INC.
                                          a Florida corporation
------------------------------
(Signature of Witness)
                                          By:
                                             ---------------------------------
                                          Name:
------------------------------                  ------------------------------
(Printed Name of Witness)                 Address:
                                                  ----------------------------
                                                  ----------------------------
                                                  ----------------------------




                                          ADVANTAGE PROFESSIONAL
                                          MANAGEMENT  GROUP  INC.,  a  Florida
                                          corporation
------------------------------
(Signature of Witness)
                                          By:
                                             ---------------------------------
                                          Name:
------------------------------                  ------------------------------
(Printed Name of Witness)                 Address:
                                                  ----------------------------
                                                  ----------------------------
                                                  ----------------------------

                                          CARIBBEAN    LEISURE    MARKETING   in
                                          LIMITED, an Antiguan limited company

------------------------------
(Signature of Witness)
                                          By:
                                             ---------------------------------
                                          Name:
------------------------------                  ------------------------------
(Printed Name of Witness)                 Address:
                                                  ----------------------------
                                                  ----------------------------
                                                  ----------------------------




                                          CASTLECHART    LIMITED,   A   United
                                          Kingdom private limited company

------------------------------
(Signature of Witness)
                                          By:
                                             ---------------------------------
                                          Name:
------------------------------                  ------------------------------
(Printed Name of Witness)                 Address:
                                                  ----------------------------
                                                  ----------------------------
                                                  ----------------------------




                                          AMERICAN LEISURE HOLDINGS, INC.
                                          a Nevada corporation

------------------------------
(Signature of Witness)
                                          By:
                                             ---------------------------------
                                          Name:
------------------------------                  ------------------------------
(Printed Name of Witness)                 Address:
                                                  ----------------------------
                                                  ----------------------------
                                                  ----------------------------



                                          "GUARANTOR"

------------------------------            MALCOLM WRIGHT
(Signature of Witness)
                                          By:
                                             ---------------------------------
                                          Name:
------------------------------                  ------------------------------
(Printed Name of Witness)                 Address:
                                                  ----------------------------
                                                  ----------------------------
                                                  ----------------------------

                                          "LENDER"

                                          STANFORD VENTURE CAPITAL
                                          HOLDINGS, INC.

------------------------------
(Signature of Witness)
                                          By:
                                             ---------------------------------
                                          Name:
------------------------------                  ------------------------------
(Printed Name of Witness)                 Address:
                                                  ----------------------------
                                                  ----------------------------
                                                  ----------------------------